EXHIBIT 10.3
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            AMENDMENT NO. 1 TO INVESTOR REGISTRATION RIGHTS AGREEMENT
            ---------------------------------------------------------

         THIS AMENDMENT NO.1 (the "Amendment") is made and entered into effective as of March 16, 2006, to that certain Investor Registration Rights Agreement (the "Agreement") dated April 1, 2005 by and among MM(2) GROUP, INC., a New Jersey corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP (the "Investor").

                                    Recitals:
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         WHEREAS, on or about April 1, 2005, the Company and the Investors entered into a series of financing agreements (the "Transaction Documents"), including, without limitation the Securities Purchase Agreement, the convertible debenture issued thereto, and the Agreement (as defined herein), pursuant to which, among other things, the Investors agreed to advance the Company the aggregate of Two Million Five Hundred Thousand Dollars ($2,500,000) of secured convertible debentures;

         WHEREAS, the parties hereto desire to amend the Agreement to extend certain deadlines contained therein; and

         WHEREAS, all terms in the Agreement, except as modified herein, and the terms contained in the Transaction Documents, shall remain in full force and effect.

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are hereby incorporated herein by reference and acknowledged as true and correct by the parties hereto.

         2. Sections 2(a) and (b) of the Agreement are hereby amended and restated in their entirety to read as follows:

                        "(a) Subject to the terms and conditions of this
                Agreement, the Company shall prepare and file, no later than ninety (90) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for
                the resale by the Investors of the Registrable Securities, which includes at least five times the number of shares of Common
                Stock to be issued upon conversion of the Convertible Debentures along with the Investor's Shares, the shares of Common Stock to be issued upon exercise of the Investor's Warrant and the shares of Common Stock to be issued upon the exercise of the Warrant issued to the Investor on the date hereof. The Company shall cause the Registration Statement to remain effective until the earlier of (i) all of the Registrable Securities have been sold or (ii) the
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                date the Registrable Securities become eligible for sale without restriction under Section 144 (k) promulgated under the Securities Act of 1933, as amended. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company."

                        "(b) Effectiveness of the Initial Registration
                Statement. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than July 14, 2006 (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not filed by the Scheduled Filing Deadline or declared effective by the SEC by the Scheduled Effective Deadline."

         3. Notwithstanding anything to the contrary herein or in the Transaction Documents, in the event the Company fails to file the Registration Statement by the Scheduled Filing Deadline (as defined herein), the Company shall pay to Investors one (1) month of liquidated damages in accordance with the calculation set forth in Section 2 (c) of the Agreement, in addition to any remedies contained in the Transaction Documents.


                     [SIGNATURE PAGES TO IMMEDIATELY FOLLOW]

         IN WITNESS WHEREOF, the parties have signed and delivered this Amendment Agreement on the date first set forth above.




MM(2) GROUP, INC.                               CORNELL CAPITAL PARTNERS, LP



By: ____________________________                By:   Yorkville Advisors, LLC
Name:   Mark Meller                             Its:  General Partner
Title:  President & CEO
                                                By: ____________________________
                                                Name:   Mark A. Angelo
                                                Title:  Portfolio Manager